UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant  [x]    Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material pursuant to § 240.14a-12

Microfluidics International Corporation
(Name of Registrant as specified in its Charter)
_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[x]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)
Title of each class of securities to which the transaction applies:
________________________________________________
(2)
Aggregate number of securities to which the transaction applies:
________________________________________________
(3)
Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________
(4)
Proposed maximum aggregate value of the transaction:
________________________________________________
(5)
Total fee paid:
________________________________________________
[ ]	Fee paid previously with preliminary materials

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)
Amount previously paid: ________________________________________________
(2)
Form, Schedule or Registration Statement:  __________________________________
(3)
Filing Party: __________________________________________________________
(4)	Date Filed:____________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 27, 2009
Date of Report (date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-11625

DELAWARE	04-2793022
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

30 Ossippe Road, Newton, MA	02464
(Address of Principal Executive Offices)	(Zip Code)

(617) 969-5452
(Registrant's Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.                      Other Events.

Microfluidics International Corporation (the “Company”) is holding its annual meeting of stockholders on June 4, 2009 (the “Meeting”).  Previously, the Company mailed to its stockholders on or about May 13, 2009 the proxy statement for the Meeting that was filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2009.

One of the items which the Company’s stockholders are being asked to vote on at the Meeting is an amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock to 30,000,000 from 20,000,000, which is referred to in the proxy statement as Proposal 2.  As described in Proposal 2 of the proxy statement, the Company is seeking authorization of the amendment to comply with its obligations under a $5,000,000 convertible debenture (the “Debenture”) and a warrant (the “Warrant”) that it sold to Global Strategic Partners, LLC, a Delaware limited liability company, pursuant to a Debenture and Warrant Purchase Agreement (the “Agreement” and together with the Warrant and Debenture, the “Transaction Documents”) dated November 14, 2008.  Under the terms of the Transaction Documents, the Company is required to amend its Certificate of Incorporation to increase its authorized shares of common stock by at least that number of shares as is necessary, when aggregated with the shares previously authorized and available for issuance under the amended Certificate of Incorporation, to permit it to fulfill its obligations under the Transaction Documents. Failure to increase the number of authorized shares as required would be an event of default under the terms of the Transaction Documents.

The proxy statement, which was sent to the Company’s stockholders, incorrectly stated that the affirmative vote of a majority of the shares present, in person or represented by proxy, at the Meeting and entitled to vote is required to approve the amendment to the Company’s Certificate of Incorporation.  In fact, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to approve the amendment to the Company’s Certificate of Incorporation, which is a higher threshold than was previously disclosed in the proxy statement.  As such, any shares voted to abstain and any broker “non-votes” will have the same effect as votes against Proposal 2.

In addition, under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, stockholders of the Company may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to stockholders prior to the annual meeting in the year 2010, a stockholder proposal must be received by the Company no later than January 13, 2010 and must otherwise comply with the requirements of Rule 14a-8.  The proxy statement had previously disclosed the date as December 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   MICROFLUIDICS INTERNATIONAL CORPORATION
  (Registrant)

        May 27, 2009
  By: /s/ Peter Byczko
  Peter Byczko
  Vice President of Finance & Chief Accounting Officer